SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
       14A-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       Consolidated Technology Group Ltd.
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1)  Title of each class of securities to which transaction applies:
            ...................................................
            2)  Aggregate number of securities to which transaction applies:
            ...................................................
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ...................................................
            4)  Proposed maximum aggregate value of transaction:
            ...................................................
            5)  Total fee paid:
            ...................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
            1)  Amount Previously Paid:  .........................
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                       Consolidated Technology Group Ltd.
                                  160 Broadway
                            New York, New York 10036

                AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March 26, 1998

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Consolidated Technology Group Ltd., a New York corporation (the "Company"), will be held at Gramercy Park Hotel, 21st Street at Lexington Avenue, New York, New York 10010, on March 26, 1998, at 8:45 A.M. local time, for the purpose of considering and acting upon the following matters:

     (1) The election of four (4) directors to serve until the 1998 Annual Meeting of Shareholders and until their successors shall be elected and qualified;

     (2) The approval of a one-for-30 reverse split of the Company's common stock;

     (3) The approval of an amendment to the Company's certificate of incorporation to change the number of authorized shares of common stock to (a) 25,000,000 if the one-for-30 reverse spilt is approved by the shareholders or (b) 150,000,000 if the one-for-30 reverse split is not approved by the shareholders;

     (4) The approval of the reincorporation of the Company into Delaware through the merger of the Company into its wholly-owned subsidiary, Consolidated Technology Group Ltd., a Delaware corporation;

     (5) The approval of the Company's 1997 Long-Term Incentive Plan;

     (6) The approval of Moore Stephens, P.C. as the Company's independent certified public accountants for the years ending December 31, 1997 and 1998; and

     (7) The transaction of such other and further business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on February 10, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the 1998 Annual Meeting.

     The enclosed Proxy Statement dated December 1, 1998 and Supplement dated February 12, 1998 (the "Supplement") contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company's Annual Report to Shareholders for 1996 is being mailed with the Proxy Statement and Supplement.

                                      By order of the Board of Directors

                                              Grazyna B. Wnuk
                                              Secretary
New York, New York
February 12, 1998

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY, AND CERTAIN OF THE MATTERS REQUIRE THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                       SUPPLEMENT No. 1 to PROXY STATEMENT

                       1998 Annual Meeting of Shareholders

         This Supplement amends information set forth in the proxy statement (the "Proxy Statement") dated December 1, 1997, relating to the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Consolidated Technology Group Ltd., a New York corporation (the "Company").

         The information set forth in the Proxy Statement is amended as follows:

         1. The record date for determining shareholders entitled to vote at the Annual Meeting is February 10, 1998.

         2. The date of the Annual Meeting is March 26, 1998.

         3. The number of shares of Common Stock outstanding on the record date is 49,910,992, which reflects no change from the number of shares of Common Stock outstanding on the record date as reflected in the Proxy Statement.

         4. With respect to the proposed reincorporation of the Company into Delaware through the merger of the Company into its wholly-owned subsidiary, Consolidated Technology Group Ltd., a Delaware corporation:

                  (a) Any shareholder who wishes to exercise his or her right under Section 623 of the New York Business Corporation Law (the "BCL"), as described in the Proxy Statement under "Rights of Dissenting Shareholders," must file with the Company a written objection thereto stating his or her intention to demand payment for his or her shares prior to the time a vote is taken on the reincorporation.

                  (b) Prior to April 6, 1998, the Company must give written notice to each shareholder who objects to the merger, in the manner provided for in Sections 623 of the BCL, that such merger has been authorized by the requisite vote of the Company's shareholders. See "Rights of Dissenting Shareholders" in the Proxy Statement.

         5. The Proxy Statement, accompanied by this Supplement and the Annual Report to Shareholders for 1996, is being mailed to shareholders on or about Friday, February 13, 1998.

                                      By order of the Board of Directors

                                              Grazyna B. Wnuk
                                              Secretary
New York, New York
February 12, 1998

PROXY

                       CONSOLIDATED TECHNOLOGY GROUP LTD.

              1998 Annual Meeting of Shareholders -- March 26, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lewis S. Schiller and Grazyna B. Wnuk or either one of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 1998 Annual Meeting of Shareholders of Consolidated Technology Group Ltd. (the "Company"), to be held at 8:45 a.m., local time, on March 26, 1998, at the Gramercy Park Hotel, 21st Street at Lexington Avenue, New York, New York 10010, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1)      To elect the following four (4) directors:

         Lewis S. Schiller, E. Gerald Kay, Norman J. Hoskin and Grazyna B. Wnuk

 [ ]     FOR all nominees listed above (except as marked to the contrary below).

 [ ]     Withhold authority to vote for all nominees listed above.

INSTRUCTION:     To withhold authority to vote for any individual nominee,
                 print that nominee's name below.


---------------------------------------------------------

(2)      To approve a one-for-30 reverse split of the Company's common stock.

         FOR [ ]                AGAINST [ ]                   ABSTAIN [ ]

(3) The approval of an amendment to the Company's certificate of incorporation to change the number of authorized shares of common stock to (a) 25,000,000 if the one-for-30 reverse spilt is approved by the shareholders or (b) 150,000,000 if the one-for-30 reverse split is not approved by the shareholders;

         FOR [ ]                AGAINST [ ]                   ABSTAIN [ ]

(4) The approval of the reincorporation of the Company into Delaware through the merger of the Company into its wholly-owned subsidiary, Consolidated Technology Group Ltd., a Delaware corporation;

         FOR [ ]                AGAINST [ ]                   ABSTAIN [ ]

(5)      The approval of the Company's 1997 Long-Term Incentive Plan;

         FOR [ ]                AGAINST [ ]                   ABSTAIN [ ]

(6) To approve the selection of Moore Stephens, P.C. as the independent certified public accountants of the Company for the years ending December 31, 1997 and 1998; and

         FOR [ ]                AGAINST [ ]                   ABSTAIN [ ]

(7) In their discretion, for the transaction of such other business as may properly come before the meeting;

all as set forth in the Proxy Statement, dated December 1, 1997, as supplemented by a supplement dated February 12, 1998.

         The shares represented by this proxy will be voted on Items 1, 2, 3, 4, 5 and 6 as directed by the shareholder, but if no direction is indicated, will be voted FOR Items 1, 2, 3, 4, 5 and 6.

         If you plan to attend the meeting please indicate below:

         I plan to attend the meeting [ ]

Dated:__________________________, 1998


                                          _____________________________

                                          _____________________________
                                          (Signature(s))

                                          Please sign exactly as name(s) appear
                                          hereon.  When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such.
                                          Please date, sign and mail this proxy
                                          in the enclosed envelope, which
                                          requires no postage if mailed in the
                                          United States.